UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08388

Morgan Stanley Asia Pacific Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Sara Furber 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	December 31, 2010

Date of reporting period:	December 31, 2010

Item 1 - Report to Shareholders

Morgan Stanley Asia-Pacific Fund, Inc.

Directors

Michael E. Nugent

Frank L. Bowman

Michael Bozic

Kathleen A. Dennis

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

W. Allen Reed

Fergus Reid

Officers

Michael E. Nugent

Chairman of the Board and Director

Sara Furber

President and Principal Executive Officer

Stefanie V. Chang Yu

Vice President

Francis J. Smith

Treasurer and Principal Financial Officer

Mary Ann Picciotto

Chief Compliance Officer

Mary E. Mullin

Secretary

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Custodian

State Street Bank and Trust Co.

One Lincoln Street

Boston, Massachusetts 02111

Stockholder Servicing Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, Massachusetts 02021

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call toll free 1(800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2011 Morgan Stanley

CEAPFANN
IU11-00336P-Y12/10

INVESTMENT MANAGEMENT

Morgan Stanley

Asia-Pacific Fund, Inc.

(APF)

Morgan Stanley

Investment Management Inc.

Investment Adviser

Annual
Report

December 31, 2010

Morgan Stanley Asia-Pacific Fund, Inc.

Overview (unaudited)

Letter to Stockholders

Performance

For the year ended December 31, 2010, the Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund") had total returns of 16.74%, based on net asset value, and 17.79% based on market value per share (including reinvestment of distributions), compared to its benchmark, the Morgan Stanley Capital International (MSCI) All Country Asia Pacific Index (the "Index"), which returned 17.02%. On December 31, 2010, the closing price of the Fund's shares on the New York Stock Exchange was $16.98, representing an 11.7% discount to the Fund's net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•  All markets within the Asia Pacific region posted positive returns over the 12-month period ending December 31, 2010. The Southeast Asia region led, as Thailand, Malaysia, Indonesia and the Philippines rose 55.7%, 37%, 33.9% and 33.9%, respectively. The MSCI All Country Asia Pacific Index outperformed developed markets (represented by the MSCI EAFE Index), which rose 7.8%, but underperformed global emerging markets (represented by MSCI Emerging Markets Index), which rose 18.9%.

•  The Japanese market (as represented by the MSCI Japan Index) rose 15% in 2010. In the first quarter, a market rally led to an 8.1% gain as equities responded positively to net investment inflows, a decline in corporate bond spreads, and a significant increase in corporate profits and earnings estimates for 2010. In addition, the Bank of Japan added another ¥10 trillion credit facility into the market, boosting credit easing in a bid to tackle deflation and prevent further appreciation of the yen. The cyclical sectors, where the portfolio has good representation, performed well, backed by the strong global economic recovery. However, the equity market rally took a breather in the second quarter as investors faced a number of headwinds, including the sovereign debt crisis that began in Dubai but spread to Southern Europe, which led to growing concerns over economic growth. The cyclical sectors that led the market in the first quarter declined as investors switched to defensive stocks and the market fell 10%. At the start of the third quarter, the defensive sectors continued to outperform the market. However, in September, the Japanese authorities took new currency measures to support its economy, which helped stimulate the market and the cyclical sectors again rallied, leading to a 6% rise in the market for the third quarter. Cyclical stocks continued to rally in the fourth quarter and the market rose 12%. More than 50% of the portfolio achieved positive double-digit returns during the final quarter of the year as companies started to benefit from an improving global economy. As we began to see increasing optimism around the world that the recovery had finally started, investors started switching to Japanese equities as they saw the attractive valuations available.

•  In spite of the lingering weakness of the Japanese economy, stocks made good ground in the year. Investors took the view that the improved outlook for the global economy would, at some stage, benefit corporate earnings in Japan. The yen continued to appreciate relative to the U.S. dollar.

•  Elsewhere in Asia, China's unexpected tightening in January of 2010 led markets to consolidate on slowing growth concerns, even as Europe's unfolding debt crisis led to increased volatility in some markets. Sentiment improved toward the end of the first quarter as inflation across the region remained benign and macroeconomic data continued to point to healthy economic growth. However, in the second quarter, market participants remained reluctant to take risk due to a combination of concerns including

Morgan Stanley Asia-Pacific Fund, Inc.

Overview (unaudited)

Letter to Stockholders (cont'd)

China's property market, a slowdown in China's infrastructure spending growth, continued pressures in European funding markets, and uncertainty about the impact of these developments on the real economy. In the second half of the year, inflation across the region started to creep up on high commodity prices, food shortages and high capacity utilization. While inflation remains within Asia's traditional comfort zone of 3% to 5%, it is starting to flirt with the upper boundary in certain markets. Macro data continues to point to healthy economic growth although momentum is weaker at the margin. In Asia ex-Japan, private sector investments have taken over from government stimulus, and domestic consumption remains strong, providing fundamental support for the region's economy.

Management Strategies

•  Overall, country allocation contributed to performance, though this was not sufficient to offset the negative impact of stock selection.

•  From a top-down perspective, the Fund's relative overweight exposures to Indonesia and to the Philippines were favorable to performance while our overweight position in China detracted over this period.

•  From a bottom-up perspective, stock selection was additive in India and Hong Kong. However active positions in Australia, Japan, Taiwan, China and Indonesia hampered performance.

•  The Fund had exposure to a Chinese software company P-note, through which the portfolio gains access to the China A share market. This instrument has no leverage and performed in line with the underlying stock. During the review period, the position detracted slightly from performance.

Sincerely,

Sara Furber
President and Principal Executive Officer  January 2011

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2010

Portfolio of Investments

	Shares	Value (000)
COMMON STOCKS (96.4%)
Australia (9.7%)
Airlines
Qantas Airways Ltd. (a)	2,325,796	$6,042
Commercial Banks
Australia & New Zealand Banking Group Ltd.	218,284	5,213
National Australia Bank Ltd.	259,851	6,299
		11,512
Construction & Engineering
Boart Longyear Group	1,368,920	6,385
Distributors
Pacific Brands Ltd. (a)	2,587,456	2,593
Energy Equipment & Services
WorleyParsons Ltd.	136,829	3,742
Insurance
QBE Insurance Group Ltd.	274,664	5,099
Media
Fairfax Media Ltd.	2,722,229	3,898
Ten Network Holdings Ltd.	2,847,322	4,121
		8,019
Metals & Mining
BlueScope Steel Ltd.	1,828,076	4,207
Aquarius Platinum Ltd.	717,427	3,926
		8,133
Textiles, Apparel & Luxury Goods
Billabong International Ltd.	385,370	3,212
		54,737
China (12.5%)
Automobiles
China ZhengTong Auto Services Holdings Ltd. (a)	984,000	928
Dongfeng Motor Group Co., Ltd., Class H	1,743,000	3,005
		3,933
Beverages
Tsingtao Brewery Co., Ltd., Class H	132,000	691
Commercial Banks
Agricultural Bank of China (a)	4,978,000	2,498
Bank of China Ltd., Class H	7,219,290	3,808

	Shares	Value (000)
China Construction Bank Corp., Class H	9,910,560	$8,887
		15,193
Diversified Telecommunication Services
China Telecom Corp. Ltd., Class H	5,686,000	2,977
Electrical Equipment
Xinjiang Goldwind Science & Technology Co. Ltd. (a)	862,000	1,785
Energy Equipment & Services
China Oilfield Services Ltd., Class H	808,000	1,751
Food Products
Want Want China Holdings Ltd.	1,736,000	1,521
Gas Utilities
China Resources Gas Group Ltd.	564,000	802
Independent Power Producers & Energy Traders
China Resources Power Holdings Co., Ltd.	1,395,400	2,528
Industrial Conglomerates
Shanghai Industrial Holdings Ltd.	650,000	2,810
Insurance
AIA Group Ltd. (a)	957,000	2,690
China Life Insurance Co., Ltd., Class H	1,063,000	4,342
China Pacific Insurance Group Co., Ltd., Class H	585,800	2,434
Ping An Insurance Group Co. of China Ltd., Class H	432,500	4,836
		14,302
Internet Software & Services
Netease.com ADR (a)	23,500	849
Sohu.com, Inc. (a)	28,300	1,797
Tencent Holdings Ltd.	106,700	2,319
		4,965
Oil, Gas & Consumable Fuels
China Coal Energy Co., Class H	1,480,000	2,312
CNOOC Ltd.	1,704,000	4,042
Yanzhou Coal Mining Co. Ltd.	609,000	1,861
		8,215
Personal Products
Hengan International Group Co., Ltd.	92,000	794
Semiconductors & Semiconductor Equipment
JA Solar Holdings Co., Ltd. ADR (a)	156,100	1,080

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2010

Portfolio of Investments (cont'd)

	Shares	Value (000)
China (cont'd)
Specialty Retail
Belle International Holdings Ltd.	2,034,000	$3,438
Wireless Telecommunication Services
China Mobile Ltd.	337,500	3,352
		70,137
Hong Kong (4.6%)
Commercial Banks
BOC Hong Kong Holdings Ltd.	1,092,500	3,718
Distributors
Li & Fung Ltd.	534,000	3,098
Diversified Financial Services
Hong Kong Exchanges and Clearing Ltd.	147,900	3,355
Industrial Conglomerates
Hutchison Whampoa Ltd.	340,000	3,499
Real Estate Management & Development
Cheung Kong Holdings Ltd.	117,000	1,805
Hongkong Land Holdings Ltd.	385,000	2,780
Kerry Properties Ltd.	69,500	362
New World Development Ltd.	1,034,800	1,944
Wharf Holdings Ltd.	686,187	5,279
		12,170
		25,840
India (1.7%)
Commercial Banks
IndusInd Bank Ltd.	272,673	1,630
Machinery
Tata Motors Ltd.	127,323	3,725
Pharmaceuticals
Dr. Reddy's Laboratories Ltd.	113,850	4,234
		9,589
Indonesia (6.1%)
Automobiles
Astra International Tbk PT	780,000	4,722
Commercial Banks
Bank Central Asia Tbk PT	4,093,500	2,908
Bank Rakyat Indonesia Persero Tbk PT	3,578,500	4,170
Bank Tabungan Negara Tbk PT	10,835,000	1,972
		9,050

	Shares	Value (000)
Diversified Telecommunication Services
Telekomunikasi Indonesia Tbk PT	2,401,000	$2,119
Food Products
Golden Agri-Resources Ltd.	3,347,000	2,086
Indofood Agri Resources Ltd. (a)	1,221,000	2,664
Indofood Sukses Makmur Tbk PT	3,003,000	1,625
		6,375
Oil, Gas & Consumable Fuels
Straits Asia Resources Ltd.	1,255,000	2,435
Pharmaceuticals
Kalbe Farma Tbk PT	5,868,000	2,117
Real Estate Management & Development
Lippo Karawaci Tbk PT	21,527,500	1,625
Bumi Serpong Damai PT	26,636,000	2,660
		4,285
Wireless Telecommunication Services
Indosat Tbk PT	5,127,500	3,073
		34,176
Japan (40.5%)
Automobiles
Nissan Motor Co., Ltd.	603,200	5,743
Suzuki Motor Corp.	78,200	1,926
Toyota Motor Corp.	142,400	5,648
Yamaha Motor Co., Ltd. (a)	354,200	5,772
		19,089
Capital Markets
Daiwa Securities Group, Inc.	1,584,000	8,155
Chemicals
JSR Corp.	134,700	2,514
Kaneka Corp.	177,000	1,227
Mitsubishi Chemical Holdings Corp.	186,000	1,262
Shin-Etsu Polymer Co., Ltd.	473,300	2,962
Teijin Ltd.	263,000	1,124
		9,089
Commercial Banks
Chuo Mitsui Trust Holdings, Inc.	2,390,000	9,920
Sumitomo Mitsui Financial Group, Inc.	291,700	10,390
Sumitomo Trust & Banking Co., Ltd. (The)	1,589,000	10,021
Tokyo Tomin Bank Ltd. (The)	338,600	4,838
		35,169

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2010

Portfolio of Investments (cont'd)

	Shares	Value (000)
Japan (cont'd)
Construction & Engineering
Maeda Corp.	1,750,000	$5,496
Construction Materials
Sumitomo Osaka Cement Co., Ltd.	2,809,000	6,366
Taiheiyo Cement Corp. (a)	5,611,000	7,187
		13,553
Diversified Financial Services
Fuyo General Lease Co., Ltd.	179,400	5,880
Japan Securities Finance Co., Ltd.	935,300	6,866
		12,746
Diversified Telecommunication Services
Nippon Telegraph & Telephone Corp.	95,900	4,341
Electrical Equipment
Sumitomo Electric Industries Ltd.	121,000	1,681
Electronic Equipment, Instruments & Components
Hitachi High-Technologies Corp.	49,900	1,167
Household Durables
Casio Computer Co., Ltd.	309,000	2,493
Panasonic Corp.	103,200	1,466
Sekisui Chemical Co., Ltd.	154,000	1,106
Sekisui House Ltd.	476,000	4,813
		9,878
Insurance
Fuji Fire & Marine Insurance Co. Ltd. (The) (a)	4,058,000	5,548
Machinery
Amada Co., Ltd.	476,000	3,875
Asahi Diamond Industrial Co., Ltd.	324,000	6,158
Daifuku Co., Ltd.	1,170,500	8,203
Fuji Machine Manufacturing Co., Ltd.	272,000	5,394
Minebea Co., Ltd.	176,000	1,110
THK Co., Ltd.	74,700	1,718
Tsubakimoto Chain Co.	427,000	2,277
Union Tool Co.	117,400	3,378
		32,113
Marine
Mitsui OSK Lines Ltd.	677,000	4,619

	Shares	Value (000)
Media
Fuji Media Holdings, Inc.	5,304	$8,388
TV Asahi Corp.	3,176	5,531
		13,919
Metals & Mining
Mitsui Mining & Smelting Co., Ltd.	876,000	2,892
Nippon Steel Corp.	1,288,000	4,632
		7,524
Multiline Retail
Takashimaya Co., Ltd.	638,000	5,469
Office Electronics
Canon, Inc.	22,600	1,172
Ricoh Co., Ltd.	92,000	1,348
		2,520
Real Estate Management & Development
Daibiru Corp.	468,600	3,856
Mitsubishi Estate Co., Ltd.	419,000	7,772
Mitsui Fudosan Co., Ltd.	319,000	6,361
		17,989
Road & Rail
East Japan Railway Co.	37,300	2,426
Semiconductors & Semiconductor Equipment
Dainippon Screen Manufacturing Co., Ltd. (a)	1,066,000	7,576
Tokyo Electron Ltd.	101,400	6,419
		13,995
Trading Companies & Distributors
Mitsubishi Corp.	62,000	1,678
		228,164
Korea, Republic of (9.9%)
Auto Components
Hyundai Mobis (a)	3,954	991
Automobiles
Hyundai Motor Co. (a)	21,688	3,315
Kia Motors Corp. (a)	37,697	1,681
		4,996
Chemicals
LG Chem Ltd. (a)	7,018	2,418
OCI Co., Ltd. (a)	11,185	3,252
SSCP Co., Ltd.	71,730	304
		5,974

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2010

Portfolio of Investments (cont'd)

	Shares	Value (000)
Korea, Republic of (cont'd)
Commercial Banks
Hana Financial Group, Inc.	38,710	$1,477
KB Financial Group, Inc. (a)	23,671	1,251
Shinhan Financial Group Co., Ltd. (a)	39,836	1,857
		4,585
Construction & Engineering
GS Engineering & Construction Corp. (a)	14,617	1,494
Hyundai Engineering & Construction Co., Ltd. (a)	32,924	2,097
		3,591
Diversified Telecommunication Services
KT Corp. ADR	26,700	555
KT Corp.	43,820	1,786
		2,341
Electronic Equipment, Instruments & Components
LG Display Co., Ltd. ADR	21,600	383
LG Display Co., Ltd.	94,910	3,329
		3,712
Food & Staples Retailing
Shinsegae Co., Ltd.	4,888	2,644
Household Durables
Woongjin Coway Co., Ltd. (a)	68,380	2,428
Insurance
Samsung Fire & Marine Insurance Co., Ltd.	3,720	737
Internet Software & Services
NHN Corp. (a)	5,124	1,025
SK C&C Co., Ltd.	29,698	2,282
		3,307
Machinery
Doosan Infracore Co. Ltd. (a)	39,590	977
Hyundai Heavy Industries Co., Ltd. (a)	2,928	1,143
		2,120
Media
Cheil Worldwide, Inc.	107,500	1,312
Metals & Mining
Hyundai Steel Co. (a)	359	39
POSCO	3,951	1,696
		1,735

	Shares	Value (000)
Personal Products
Amorepacific Corp. (a)	22	$22
Semiconductors & Semiconductor Equipment
Samsung Electronics Co., Ltd.	12,967	10,843
Samsung Electronics Co., Ltd. (Preference)	3,838	2,195
		13,038
Trading Companies & Distributors
Samsung C&T Corp.	32,100	2,232
		55,765
Malaysia (1.3%)
Commercial Banks
CIMB Group Holdings Bhd	1,274,200	3,512
Diversified Financial Services
AMMB Holdings Bhd	1,056,200	2,408
Health Care Equipment & Supplies
Top Glove Corp. Bhd	738,400	1,193
		7,113
Namibia (1.1%)
Oil, Gas & Consumable Fuels
Paladin Energy Ltd. (a)	1,207,871	6,091
Philippines (0.5%)
Diversified Financial Services
Ayala Corp.	284,908	2,562
Metro Pacific Investments Corp.	3,869,000	344
		2,906
Singapore (1.2%)
Commercial Banks
DBS Group Holdings Ltd.	178,000	1,986
Commercial Services & Supplies
STX OSV Holdings Ltd. (a)	2,196,700	1,951
Food & Staples Retailing
Olam International Ltd.	476,000	1,165
Industrial Conglomerates
Keppel Corp. Ltd.	111,000	979
Real Estate Management & Development
CapitaLand Ltd.	324,000	937
		7,018
Taiwan (6.8%)
Capital Markets
Yuanta Financial Holding Co., Ltd.	2,028,000	1,516

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2010

Portfolio of Investments (cont'd)

	Shares	Value (000)
Taiwan (cont'd)
Chemicals
Formosa Plastics Corp.	250,000	$836
Taiwan Fertilizer Co., Ltd.	172,000	643
		1,479
Communications Equipment
HTC Corp.	75,001	2,315
Computers & Peripherals
Acer, Inc.	857,961	2,651
Asustek Computer, Inc.	205,000	1,948
Catcher Technology Co. Ltd.	246,000	911
Lite-On Technology Corp.	606,229	834
		6,344
Diversified Financial Services
Fubon Financial Holding Co., Ltd.	1,451,942	1,992
Electrical Equipment
TPK Holding Co. Ltd. (a)	6,000	138
Electronic Equipment, Instruments & Components
AU Optronics Corp. (a)	2,331,970	2,423
Chimei Innolux Corp. (a)	1,431,000	1,978
Hon Hai Precision Industry Co., Ltd.	1,611,109	6,493
		10,894
Food & Staples Retailing
Gourmet Master Co. Ltd. (a)	12,000	121
Food Products
Uni-President Enterprises Corp.	3,915,100	5,807
Insurance
Cathay Financial Holding Co., Ltd.	860,067	1,525
Metals & Mining
China Steel Corp.	851,384	978
Semiconductors & Semiconductor Equipment
Kinsus Interconnect Technology Corp.	261,000	887
MStar Semiconductor, Inc. (a)	16,000	154
Taiwan Semiconductor Manufacturing Co., Ltd.	1,615,592	3,934
		4,975
		38,084
Thailand (0.5%)
Oil, Gas & Consumable Fuels
Banpu PCL	74,500	1,948

	Shares	Value (000)
Wireless Telecommunication Services
Total Access Communication PCL NVDR	796,000	$1,109
		3,057
TOTAL COMMON STOCKS (Cost $448,068)		542,677
INVESTMENT COMPANY (1.9%)
India (1.9%)
Diversified Financial Services
Morgan Stanley Growth Fund (See Note F) (a) (Cost $1,254)	6,860,401	10,614
PARTICIPATION NOTES (0.5%)	Face Amount (000)
China (0.5%)
Software
UBS AG, UFIDA Software Co., Ltd., Class A, Equity Linked Notes, Zero Coupon, 9/30/13 (Cost $2,966)	7,776	2,737
SHORT-TERM INVESTMENT (1.0%)	Shares
Investment Company (1.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note F) (Cost $5,687)	5,686,817	5,687
TOTAL INVESTMENTS (99.8%) (Cost $457,975)		561,715
OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)		1,244
NET ASSETS (100.0%)		$562,959

(a)  Non-income producing security.

ADR  American Depositary Receipt

NVDR  Non-Voting Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2010

Portfolio of Investments (cont'd)

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2010. (See Note A-4 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airlines	$6,042	$—	$—	$6,042
Auto Components	991	—	—	991
Automobiles	32,740	—	—	32,740
Beverages	691	—	—	691
Capital Markets	9,671	—	—	9,671
Chemicals	16,542	—	—	16,542
Commercial Banks	84,725	1,630	—	86,355
Commercial Services & Supplies	1,951	—	—	1,951
Communications Equipment	2,315	—	—	2,315
Computers & Peripherals	6,344	—	—	6,344
Construction & Engineering	15,472	—	—	15,472
Construction Materials	13,553	—	—	13,553
Distributors	5,691	—	—	5,691
Diversified Financial Services	23,407	—	—	23,407
Diversified Telecommuni- cation Services	11,778	—	—	11,778
Electrical Equipment	3,604	—	—	3,604

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Common Stocks (cont'd)
Electronic Equipment, Instruments & Components	$15,773	$—	$—	$15,773
Energy Equipment & Services	5,493	—	—	5,493
Food & Staples Retailing	3,930	—	—	3,930
Food Products	13,703	—	—	13,703
Gas Utilities	802	—	—	802
Health Care Equipment & Supplies	1,193	—	—	1,193
Household Durables	12,306	—	—	12,306
Independent Power Producers & Energy Traders	2,528	—	—	2,528
Industrial Conglomerates	7,288	—	—	7,288
Insurance	27,211	—	—	27,211
Internet Software & Services	8,272	—	—	8,272
Machinery	37,958	—	—	37,958
Marine	4,619	—	—	4,619
Media	23,250	—	—	23,250
Metals & Mining	18,370	—	—	18,370
Multiline Retail	5,469	—	—	5,469
Office Electronics	2,520	—	—	2,520

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2010

Portfolio of Investments (cont'd)

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Common Stocks (cont'd)
Oil, Gas & Consumable Fuels	$18,689	$—	$—	$18,689
Personal Products	816	—	—	816
Pharmaceuticals	6,351	—	—	6,351
Real Estate Management & Development	35,381	—	—	35,381
Road & Rail	2,426	—	—	2,426
Semiconductors & Semiconductor Equipment	33,088	—	—	33,088
Specialty Retail	3,438	—	—	3,438
Textiles, Apparel & Luxury Goods	3,212	—	—	3,212
Trading Companies & Distributors	3,910	—	—	3,910
Wireless Telecommuni- cation Services	7,534	—	—	7,534
Total Common Stocks	541,047	1,630	—	542,677
Investment Company	10,614	—	—	10,614
Participation Notes	—	2,737	—	2,737
Short-Term Investment — Investment Company	5,687	—	—	5,687
Total Assets	557,348	4,367	—	561,715

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2010, securities with a total value of approximately $315,891,000 transferred from Level 2 to Level 1. At December 31, 2009, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	54.7%
Commercial Banks	15.4
Machinery	6.7
Real Estate Management & Development	6.3
Semiconductors & Semiconductor Equipment	5.9
Automobiles	5.8
Diversified Financial Services	4.2
Investment Company	1.0
Total Investments	100.0%

* Industries representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2010

Financial Statements

Statement of Assets and Liabilities	December 31, 2010 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $451,034)	$545,414
Investment in Security of Affiliated Issuers, at Value (Cost $6,941)	16,301
Total Investments in Securities, at Value (Cost $457,975)	561,715
Foreign Currency, at Value (Cost $390)	392
Receivable for Investments Sold	10,999
Dividends Receivable	67
Receivable from Affiliate	1
Other Assets	5
Total Assets	573,179
Liabilities:
Dividends Declared	8,309
Payable for Investments Purchased	1,005
Payable for Investment Advisory Fees	418
Deferred Capital Gain Country Tax	227
Payable for Professional Fees	147
Payable for Custodian Fees	47
Payable for Stockholder Servicing Agent Fees	33
Payable for Administration Fees	13
Payable for Directors' Fees and Expenses	6
Other Liabilities	15
Total Liabilities	10,220
Net Assets
Applicable to 29,269,676 Issued and Outstanding $0.01 Par Value Shares (200,000,000 Shares Authorized)	$562,959
Net Asset Value Per Share	$19.23
Net Assets Consist of:
Common Stock	$293
Paid-in-Capital	482,672
Distributions in Excess of Net Investment Income	(10,934)
Accumulated Net Realized Loss	(12,608)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $227 in Deferred Capital Gain Country Tax)	94,111
Investments in Affiliates	9,360
Foreign Currency Translations	65
Net Assets	$562,959

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2010

Financial Statements (cont'd)

Statement of Operations	Year Ended December 31, 2010 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $903 of Foreign Taxes Withheld)	$10,358
Dividends from Security of Affiliated Issuer	6
Total Investment Income	10,364
Expenses:
Investment Advisory Fees (Note B)	5,348
Administration Fees (Note C)	342
Custodian Fees (Note D)	321
Professional Fees	275
Stockholder Reporting Expenses	75
Stockholder Servicing Agent Fees	49
Directors' Fees and Expenses	14
Other Expenses	61
Total Expenses	6,485
Waiver of Administration Fees (Note C)	(188)
Rebate from Morgan Stanley Affiliate (Note F)	(103)
Net Expenses	6,194
Net Investment Income	4,170
Realized Gain (Loss):
Investments Sold	32,478
Foreign Currency Transactions	229
Net Realized Gain	32,707
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax Accruals of $227)	36,305
Investments in Affiliates	2,160
Foreign Currency Translations	51
Net Change in Unrealized Appreciation (Depreciation)	38,516
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	71,223
Net Increase in Net Assets Resulting from Operations	$75,393

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2010

Financial Statements (cont'd)

Statements of Changes in Net Assets	Year Ended December 31, 2010 (000)	Year Ended December 31, 2009 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$4,170	$4,430
Net Realized Gain (Loss)	32,707	(19,601)
Net Change in Unrealized Appreciation (Depreciation)	38,516	162,158
Net Increase in Net Assets Resulting from Operations	75,393	146,987
Distributions from and/or in Excess of:
Net Investment Income	(8,309)	(8,554)
Capital Share Transactions:
Repurchase of Shares (3,579,967 and 133,700 shares)	(53,915)	(1,230)
Total Increase	13,169	137,203
Net Assets:
Beginning of Period	549,790	412,587
End of Period (Including Distributions in Excess of Net Investment Income of $(10,934) and $(7,208))	$562,959	$549,790

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2010

Financial Highlights

Selected Per Share Data and Ratios

	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$16.74	$12.51	$23.80	$20.92	$17.33
Net Investment Income†	0.13	0.13	0.26	0.15	0.13
Net Realized and Unrealized Gain (Loss) on Investments	2.49	4.36	(9.84)	5.15	3.69
Total from Investment Operations	2.62	4.49	(9.58)	5.30	3.82
Distributions from and/or in excess of:
Net Investment Income	(0.28)	(0.26)	0.00 ‡	(0.46)	(0.24)
Net Realized Gain	—	—	(1.76)	(2.04)	—
Total Distributions	(0.28)	(0.26)	(1.76)	(2.50)	(0.24)
Anti-Dilutive Effect of Share Repurchase Program	0.15	0.00 ‡	0.05	0.08	0.01
Net Asset Value, End of Period	$19.23	$16.74	$12.51	$23.80	$20.92
Per Share Market Value, End of Period	$16.98	$14.65	$10.71	$20.14	$19.11
TOTAL INVESTMENT RETURN:
Market Value	17.79%	39.12%	(39.02)%	18.62%	24.62%
Net Asset Value(1)	16.74%	36.10%	(39.72)%	28.11%	22.27%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$562,959	$549,790	$412,587	$808,552	$737,472
Ratio of Expenses to Average Net Assets(2)	1.15%+	1.12%+	1.16%+	1.13%+	1.16%
Ratio of Net Investment Income to Average Net Assets(2)	0.79%+	0.95%+	1.37%+	0.63%+	0.69%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%	0.01%	0.01%	0.00%§	N/A
Portfolio Turnover Rate	73%	33%	47%	48%	43%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.21%+	1.17%+	1.21%+	1.18%+	1.21%
Ratio of Net Investment Income to Average Net Assets	0.73%+	0.90%+	1.32%+	0.58%+	0.64%

(1)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†  Per share amount is bases on average shares outstanding.

‡  Amount is less than $0.005 per share.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2010

Notes to Financial Statements

The Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund") was incorporated in Maryland on February 28, 1994, and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities of Asian-Pacific issuers and in debt securities issued or guaranteed by Asian Pacific governments or governmental entities. To the extent that the Fund invests in derivative instruments that the Adviser believes have economic characteristics similar to equity securities of Asian-Pacific issuers and in debt securities issued or guaranteed by Asian Pacific governments or governmental entities, such investments will be counted for purposes of the Fund's policy in the previous sentence. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments as described herein.

A.  Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the "Directors") determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

  All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

  Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2010

Notes to Financial Statements (cont'd)

mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

  —investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

  —investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

  A significant portion of the Fund's net assets consist of securities of issuers located in Asia which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. In general, Asian securities are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Asian securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year.

  Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.  Derivatives: The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2010

Notes to Financial Statements (cont'd)

on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

  Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Investment Adviser and/or Sub-Advisor seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

  Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

  Structured Investments: The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk because the Fund is relying on the creditworthiness of such counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

4.  Fair Value Measurement: FASB ASC 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2010

Notes to Financial Statements (cont'd)

on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

  On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") 2010-06. The ASU amends ASC 820 to add new requirements for disclosures about significant transfers into and out of Levels 1 and 2, which was adopted for fiscal years and interim periods beginning after December 15, 2009 as disclosed in the Fair Valuation Measurements summary at the end of the portfolio of investments. In addition, separate disclosures for purchases, sales, issuances and settlements relating to Level 3 measurements are required for fiscal years and interim periods beginning after December 15, 2010.

5.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and reflected as share application money on the Statement of Assets and Liabilities, if any. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes,

B.  Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

The Adviser has entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Company and Morgan Stanley Investment Management Limited (together, the "Sub-Advisers"), each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with investment advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2010

Notes to Financial Statements (cont'd)

C.  Administration Fees: MS Investment Management also serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund's average weekly net assets. MS Investment Management has agreed to limit the administration fee through a waiver so that it will be no greater than the previous administration fee of 0.02435% of the Fund's average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. For the year ended December 31, 2010, approximately $188,000 of administration fees were waived pursuant to this arrangement. Under a sub-administration agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund. Prior to May 24, 2010, JPMorgan Investor Services Co. ("JPMIS") provided certain administrative services to the Fund. For such services, the Administrator paid JPMIS a portion of the fee the administrator received from the Fund.

D.  Custodian Fees: State Street Bank and Trust Company (the "Custodian") and its affiliates serve as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. Prior to May 24, 2010, JPMorgan Chase Bank, N.A. served as custodian for the Fund in accordance with the custodian agreement.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

E.  Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years filed in the four year period ended December 31, 2010, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2010 and 2009 was as follows:

2010 Distributions Paid From:		2009 Distributions Paid From:
Ordinary Income (000)	Long-term Capital Gain (000)	Ordinary Income (000)	Long-term Capital Gain (000)
$8,309	$—	$8,554	$—

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2010

Notes to Financial Statements (cont'd)

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and gains on certain equity securities designated as issued by passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2010:

Increase (Decrease)
Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$413	$(413)	$—	@

@ Amount is less than $500.

At December 31, 2010, the Fund had no distributable earnings on a tax basis.

At December 31, 2010, the U.S. Federal income tax cost basis of investments was approximately $471,786,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $89,930,000 of which $97,925,000 related to appreciated securities and $7,995,000 related to depreciated securities.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2010, the Fund deferred to January 3, 2011 for U.S. Federal income tax purposes, capital losses of approximately $291,000.

At December 31, 2010, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $8,272,000 to offset against future capital gains which will expire on December 31, 2017.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

During the year ended December 31, 2010, the Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $33,904,000.

F.  Security Transactions and Transactions with Affiliates: The Fund invests in Morgan Stanley Growth Fund, an open-end management investment company advised by an affiliate of the Adviser. Investment Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Morgan Stanley Growth Fund. For the year ended December 31, 2010, advisory fees paid were reduced by approximately $99,000 relating to the Fund's investment in the Morgan Stanley Growth Fund. The Morgan Stanley Growth Fund has a cost basis of approximately $1,254,000 at December 31, 2010.

A summary of the Fund's transactions in shares of the Morgan Stanley Growth Fund during the year ended December 31, 2010 is as follows:

Market Value December 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Dividend Income (000)	Market Value December 31, 2010 (000)
$8,454	$—	$—	$—	$—	$10,614

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2010

Notes to Financial Statements (cont'd)

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Fund due to its investments in the Liquidity Funds. For the year ended December 31, 2010, advisory fees paid were reduced by approximately $4,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2010 is as follows:

Market Value December 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value December 31, 2010 (000)
$8,353	$84,372	$87,038	$6	$5,687

During the year ended December 31, 2010, the Fund made purchases and sales totaling approximately $381,770,000 and $444,257,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments.

During the year ended December 31, 2010, the Fund incurred approximately $60,000 in brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer. Additionally, during the year ended December 31, 2010, the Fund incurred approximately $10,000 in brokerage commissions with Citigroup, Inc., an affiliated broker/dealer.

Additionally, during the year ended December 31, 2010, the Fund incurred approximately $14,000 in brokerage commissions with China International Capital Corporation (Hong Kong) Limited ("CICC"), an affiliated broker/dealer.

G.  Other (unaudited): On January 23, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their net asset value. At a meeting held on June 18-19, 2009, the Board of Directors approved removing a restriction that limited the amount of shares that the Fund could repurchase to 25% of net assets. During the year ended December 31, 2010, the Fund repurchased 3,579,967 of its shares at an average discount of 12.42% from net asset value per share. Since the inception of the program, the Fund has repurchased 21,666,015 of its shares at an average discount of 17.29% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

The Directors approved a policy designed to attempt to narrow the trading discount for the Fund (the "Policy"). The Policy would require the Fund to conduct up to four, consecutive, semi-annual tender offers, each to purchase up to 5 percent of the Fund's outstanding shares of common stock for cash at a price equal to 98 percent of its net asset value per share as of the close of trading on the New York Stock Exchange on the day after the date on which the tender offer expires if the following two conditions are met over a 12-week period: (i) the Fund's shares trade at an average discount of at least 10 percent and (ii) the average discount is greater than the average trailing 18-month premium/discount plus the standard deviation of the Fund's premium/discount during the same 18-month period. The first 12-week measurement period commenced on January 10, 2011.

H.  Results of Annual Meeting of Stockholders (unaudited): On June 16, 2010, an annual meeting of the Fund's stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Withheld
Frank L. Bowman	22,293,974	4,543,253
James F. Higgins	22,284,075	4,553,152
Manuel H. Johnson	22,296,409	4,540,818

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2010

Notes to Financial Statements (cont'd)

To consider and act upon a shareholder proposal recommending that the Board take the steps necessary to adopt an interval fund structure:

For	Against	Abstain	Broker Non-Votes
14,215,158	4,510,029	125,563	7,986,476

I.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2010.

When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2004. The Fund designated up to a maximum of approximately $8,007,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $891,000, and has derived net income from sources within foreign countries amounting to approximately $11,251,000.

In January, the Fund provides tax information to stockholders for the preceding year.

For More Information About Portfolio Holdings (unaudited)

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/im.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund's monthly or calendar-quarter website postings, by calling toll free 1(800) 231-2608.

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2010

Notes to Financial Statements (cont'd)

Proxy Voting Policy and Procedures and Proxy Voting Record (unaudited)

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's web site at www.sec.gov.

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2010

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of
Morgan Stanley Asia-Pacific Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Asia-Pacific Fund, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 24, 2011

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2010 (unaudited)

Portfolio Management

The Fund is managed within the Emerging Markets Equity and International Small Cap teams. The teams consist of portfolio managers and analysts. Current members of the teams jointly and primarily responsible for the day-to-day management of the Fund's portfolio are James Cheng, a Managing Director of Morgan Stanley Investment Management Company ("MSIM Company"), a sub-adviser to the Fund, and Arthur Pollock, an Executive Director of Morgan Stanley Investment Management Limited ("MSIM Ltd."), a sub-adviser to the Fund.

Mr. Cheng has been associated with MSIM Company in an investment management capacity since July 2006 and began managing the Fund in July 2006. Prior to July 2006, Mr. Cheng worked in an investment management capacity at Invesco Asia Limited, Asia Strategic Investment Management Limited and Munich Re Asia Capital Management. Mr. Pollock has been associated with MSIM Ltd in an investment management capacity since June 1999 and began managing the Fund in May 2010.

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2010 (unaudited)

Investment Policy

The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Foreign Currency Forward Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A currency exchange contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Hedging the Fund's currency risks involves the risk of mismatching the Fund's objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk because the Fund is relying on the creditworthiness of such counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2010 (unaudited)

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions (Distributions) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Asia-Pacific Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940-3078
1(800) 231-2608

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2010 (unaudited)

U.S. Privacy Policy

An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy ("Policy") annually.

This Policy applies to current and former individual clients of certain Morgan Stanley closed-end funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2010 (unaudited)

U.S. Privacy Policy (cont'd)

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing of Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2010 (unaudited)

U.S. Privacy Policy (cont'd)

eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

•  Calling us at (800) 231-2608
Monday–Friday between 9a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Closed-End Privacy Department
Harborside Financial Center, 201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2010 (unaudited)

U.S. Privacy Policy (cont'd)

7. What If an Affiliated Company Becomes a Nonaffiliated Third Party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Closed-End Privacy Department
Harborside Financial Center, 201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

2010 Annual Report

December 31, 2010 (unaudited)

Director and Officer Information

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Frank L. Bowman (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy after serving 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); Served as Chief of Naval Personnel (July 1994-September 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League.

Michael Bozic (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994	Private Investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.	104	Director of various business organizations.

2010 Annual Report

December 31, 2010 (unaudited)

Director and Officer Information (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Kathleen A. Dennis (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (61) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (68) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003) and since August 1994 for certain predecessor Funds; CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

2010 Annual Report

December 31, 2010 (unaudited)

Director and Officer Information (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Michael F. Klein (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (74) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

W. Allen Reed (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (78) c/o Joe Pietryka, Inc. 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

2010 Annual Report

December 31, 2010 (unaudited)

Director and Officer Information (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director††
James F. Higgins (62) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

††  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

**  The Fund Complex includes all funds advised by Morgan Stanley Investment Management (as of December 31, 2010) that have an investment advisor that is an affiliated entity of MSIM (including but not limited to, Morgan Stanley Investment Advisors Inc. ("MSIA") and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MSIM and Morgan Stanley AIP GP LP.

2010 Annual Report

December 31, 2010 (unaudited)

Director and Officer Information (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sara Furber (36) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since September 2010	President and Principal Executive Officer (since September 2010) of the Equity and Fixed Income Funds in the Fund Complex; Managing Director and Director of the Adviser and various entities affiliated with the Adviser (since July 2010). Formerly, Chief Operating Officer for Global Corporate and Investment Banking at Bank of America Merrill Lynch (January 2009 to April 2010); Head of Merrill Lynch & Co. Investor Relations (July 2007 to December 2008); with senior roles in Strategy and Business Development as well as within Merrill Lynch's Global Credit & Commitments organization prior to July 2007.

Mary Ann Picciotto (37) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Executive Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of the Retail Funds and Institutional Funds (since May 2010); Chief Compliance Officer of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2007).

Stefanie V. Chang Yu (44) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of the Adviser and various entities affiliated with the Adviser.

Mary E. Mullin (43) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

Francis J. Smith (45) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of the Retail Funds (since July 2003) and Institutional Funds (since March 2010).

*  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

Item 2.  Code of Ethics.

(a)           The Trust/Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust/Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Trust/Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2010

	Registrant			Covered Entities(1)
Audit Fees		$70,200		N/A

Non-Audit Fees
Audit-Related Fees	$			$
Tax Fees		$3,380	(2)	$199,783	(3)
All Other Fees	$			$90,520	(4)
Total Non-Audit Fees		$3,380		$290,303

Total		$73,580		$290,303

2009

	Registrant			Covered Entities(1)
Audit Fees		$70,200		N/A

Non-Audit Fees
Audit-Related Fees	$			$ , ,
Tax Fees		$3,380	(2)	$109,924	(3)
All Other Fees	$			$208,088	(4)
Total Non-Audit Fees		$3,380		$318,012

Total		$73,580		$318,012

N/A- Not applicable, as not required by Item 4.

(1)   Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)          Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)   Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)   Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)   All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                  This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6.

(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund/Trust invests in exclusively non-voting securities and therefore this item is not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Morgan Stanley Asia-Pacific Fund, Inc.

FUND MANAGEMENT

The Fund is managed by members of the Emerging Markets Equity and International Small Cap teams.  The teams consist of portfolio managers and analysts.  Current members of the teams jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are James Cheng and Arthur Pollock.  Mr. Cheng is a Managing Director of Morgan Stanley Investment Management Company (“MSIM Company”), a sub-adviser to the Fund. Mr. Pollock is an Executive Director of Morgan Stanley Investment Management Limited (“MSIM Limited”), a sub-adviser to the Fund. Mr. Cheng has been associated with MSIM Company in an investment management capacity since July 2006 and joined the team managing the Fund in July 2006.  Prior to July 2006, Mr. Cheng worked in an investment management capacity at Invesco Asia Limited, Asia Strategic Investment Management Limited and Munich Re Asia Capital Management. Mr. Pollock has been associated with MSIM Limited in an investment management capacity since June 1999 and began managing the Fund in May 2010.

The composition of the teams may change without notice from time to time.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

The following information is as of December 31, 2010:

Mr. Cheng managed 12 registered investment companies with a total of approximately $6.3 billion in assets; six pooled investment vehicles other than registered investment companies with a total of approximately $3.7 billion in assets; and 28 other accounts with a total of approximately $13.7 billion in assets.  Of these other accounts, four accounts with a total of approximately $1.9 billion in assets had performance based fees.

Mr. Pollock managed three registered investment companies with a total of approximately $982.4 million in assets; two pooled investment vehicles other than registered investment companies with a total of approximately $222.9 million in assets; and nine other accounts with a total of approximately $307.2 million in assets.

Because the portfolio managers manages assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser and/or Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.  In addition, a conflict of interest could exist to the extent the Adviser and/or Sub-Adviser have proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser and/or Sub-Adviser’s employee benefits and/or deferred compensation plans.  The portfolio manager may have an incentive to favor these accounts over others.  If the Adviser and/or Sub-Adviser manage accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser and/or Sub-Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaged in short sales if the short sales cause the market value of the securities to fall.  The Adviser and Sub-Adviser have adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser or Sub-Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

• Cash Bonus.

• Morgan Stanley’s Long Term Incentive Compensation awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

• Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Sub-Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund. For 2008 awards, a clawback provision was implemented that could be triggered if the individual engages in conduct detrimental to the Sub-Adviser or its affiliates. For 2009 awards, this provision was further strengthened to allow Morgan Stanley to clawback compensation in certain situations such as a material restatement of Morgan Stanley’s financial statement or losses on certain trading positions, investments or holdings.

• Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, which may include funds advised by the Sub-Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include but are not limited to performance (team, product, Morgan Stanley Investment Management and individual), revenues generated by the fund/accounts managed by the portfolio manager, assets managed by the portfolio manager, market compensation survey research by independent third parties and other qualitative factors, such as contributions to client objectives.

Securities Ownership of Portfolio Managers

As of December 31, 2010, the portfolio managers did not own any shares of the Fund.

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
1-1-10 — 1-31-10	78,300	––	N/A	N/A
2-1-10 — 2-28-10	232,447	––	N/A	N/A
3-1-10 — 3-31-10	360,847	––	N/A	N/A
4-1-10 — 4-30-10	401,613	––	N/A	N/A
5-1-10 — 5-31-10	278,956	––	N/A	N/A
6-1-10 — 6-30-10	418,155	––	N/A	N/A
7-1-10 — 7-31-10	332,496	––	N/A	N/A
8-1-10 — 8-31-10	322,720	––	N/A	N/A
9-1-10 — 9-30-10	306,688	––	N/A	N/A
10-1-10 — 10-31-10	477,757	––	N/A	N/A
11-1-10 — 11-30-10	369,988	––	N/A	N/A
12-1-10 — 12-31-10			N/A	N/A
Total	3,579,967	15.04	N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Asia Pacific Fund, Inc.

/s/ Sara Furber
Sara Furber
Principal Executive Officer
February 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Sara Furber
Sara Furber
Principal Executive Officer
February 17, 2011

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 17, 2011